United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2018

ALP LIQUIDATING TRUST

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Organization)	0-16976 (Commission File Number)	36-6044597 (IRS Employer Identification No.)
900 N. Michigan Avenue, Chicago, Illinois 60611 (Address of principal executive offices)
(312) 915-1987 (Registrant’s Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01. Other Events.

ALP Liquidating Trust, a Delaware statutory trust (the “Trust”), has completed its liquidation and winding up. In that connection, the Trust has funded a final liquidating cash distribution to the holders of its beneficial interest units (the “Interests”) in the aggregate amount of $9,067,546.07 or $20.63 per Interest. Arvida Company, the administrator of the Trust (the “Administrator”), will file with the Commission a Form 15, to terminate registration of the Interests.

In connection with its winding up, the Trust entered into an agreement (the “Winding Up Agreement”) with the Administrator, pursuant to which the Administrator generally assumed the obligation to pay, extinguish or otherwise provide for expenses and liabilities of the Trust not paid, extinguished or otherwise provided for by the Trust, including contingent liabilities of the Trust that may arise after its winding up, other than liabilities covered under policies of insurance for the Trust. In consideration of such assumption, the Trust paid the Administrator $183,108.42 in cash, which includes approximately $180,000 for records management and disposal and insurance premiums and deductibles for the Trust and Arvida/JMB Partners, the Florida general partnership. In addition, the Trust transferred to the Administrator the Trust’s contingent rights, if any, to indemnification or reimbursement, excluding coverage under contracts of insurance for the Trust, and certain other rights to receive or collect amounts, if any, that may be payable to the Trust. As part of its winding up, the Trust also assigned its partnership interest in Arvida/JMB Partners to Arvida Company and an affiliate.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Exhibits.

	99.1	Winding Up Agreement dated as of November 8, 2018, by and between the Trust and Arvida Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALP LIQUIDATING TRUST

By:	Arvida Company as Administrator

GARY NICKELE
By:	Gary Nickele President

Dated: November 8, 2018

Exhibit Index

Exhibit No.

99.1	Winding Up Agreement dated as of November 8, 2018, by and between the Trust and Arvida Company.

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